UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2012

ON4 COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-34297
Commission File Number

98-0540536
(IRS Employer Identification No.)

Suite 102 – 628 West 12th Avenue, Vancouver, BC
(Address of principal executive offices)

V5Z 1M8
(Postal Code)

480-525-4361
(Registrant’s telephone number, including area code)

16413 N. 91 Street, C 100, Scottsdale, AZ
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

On January 1, 2012, On4 Communications, Inc. (the “Company”) moved its head office from Scottsdale, Arizona to Vancouver, British Columbia. The new address for the Company is Suite 102 – 628 West 12th Avenue, Vancouver, British Columbia, Canada, V5Z 1M8. The telephone number is 480-525-4361 or 888-583-7158. As previously released the web address is www.on4communications.net.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release dated January 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2012	On4 Communications, Inc.
(Registrant)

	By:	/s/ Clayton Moore
	Name:	Clayton Moore
	Title:	President, CEO and Director